Income Taxes	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes

5. Income Taxes

The Company’s losses before income taxes consist solely of domestic losses. Income tax expense for the year ended December 31, 2012 consisted solely of current state expense as the Company was able to utilize federal net operating loss carryforwards to fully offset federal taxable income for the year. The Company had no current or deferred income tax expense for the year ended December 31, 2011 due to its net operating loss position. The Company did not record a federal or state income tax provision or benefit for the nine months ended September 30, 2012 and 2013 due to the losses incurred and expected to be incurred in the corresponding annual periods as well as the Company’s continued maintenance of a full valuation allowance against its net deferred tax assets.

A reconciliation of the federal statutory income tax rate and the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2011	2012
Federal statutory income tax rate	34.0%	34.0%
State income taxes	5.5	5.1
Research and development tax credits	3.3	68.6
Permanent items	(0.8)	(41.7)
Change in valuation allowance	(41.7)	(60.9)
Return-to-provision adjustments	—	3.6
Change in deferred taxes	—	(9.0)
Other	(0.3)	0.2

Effective income tax rate	(0.0)%	(0.1)%

Deferred Tax Assets (Liabilities)

The Company’s deferred tax assets (liabilities) consist of the following:

	December 31,
	2011	2012
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$15,703	$5,478
Research and development credit carryforwards	1,511	1,890
Capitalized start-up costs	2,921	2,720
Capitalized research and development costs	671	568
Deferred revenue	—	8,925
Accruals and allowances	616	1,961
Other	346	420

Gross deferred tax assets	21,768	21,962
Deferred tax asset valuation allowance	(21,544)	(21,881)

Total deferred tax assets	224	81

Deferred tax liabilities:
Depreciation and other	(224)	(81)

Total deferred tax liabilities	(224)	(81)

Net deferred tax asset (liability)	$—	$—

The Company evaluated the expected recoverability of its net deferred tax assets as of December 31, 2011 and 2012 and determined that there was insufficient positive evidence to support the recoverability of these net deferred tax assets, concluding it is more likely than not that its net deferred tax assets would not be realized in the future; therefore the Company has provided a full valuation allowance against its net deferred tax asset balance as of December 31, 2011 and 2012. The valuation allowance increased by $0.3 million in 2012 compared to 2011.

As of December 31, 2012, the Company had operating loss carryforwards of approximately $14.1 million and $13.0 million available to offset future taxable income for United States federal and state income tax purposes, respectively. The United States federal tax operating loss carryforwards expire commencing in 2027. The state tax operating loss carryforwards expire commencing in 2031. Additionally, as of December 31, 2012 the Company had research and development tax credit carryforwards of approximately $1.2 million and $1.0 million available to be used as a reduction of federal income taxes and state income taxes, respectively. The balance of federal research and development tax credit carryforwards does not include a federal research and development tax credit related to 2012 research and development activity due to the expiration of the federal research and development tax credit at the end of 2011. In 2013, the federal research and development tax credit was extended with retroactive application to January 1, 2012. The Company expects to record a federal research and development tax credit of $0.8 million for the year ending December 31, 2013 related to research and development expenses incurred in 2012.

The Company’s ability to use its operating loss carryforwards and tax credits to offset future taxable income is subject to restrictions under Section 382 of the United States Internal Revenue Code (the “Internal Revenue Code”). These restrictions may limit the future use of the operating loss carryforwards and tax credits if certain ownership changes described in the Internal Revenue Code occur. Future changes in stock ownership may occur that would create further limitations on the Company’s use of the operating loss carryforwards and tax credits. In such a situation, the Company may be required to pay income taxes, even though significant operating loss carryforwards and tax credits exist.

Uncertain Tax Positions

As of December 31, 2011 and 2012, the Company had no recorded unrecognized tax benefits. The Company has not yet conducted a study of its research and development credit carryforwards. This study may result in an increase or decrease in the Company’s research and development credit carryforwards; however, until a study is completed and any adjustment is determined, no amounts are recorded as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance with no resulting impact on overall income tax expense or the consolidated statement of operations and comprehensive (loss) income.

The Company files income tax returns in the U.S. federal tax jurisdiction and Massachusetts state tax jurisdiction. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state and local income tax authorities for all tax years in which a loss carryforward is available.